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                                                                     EXHIBIT 1.1


                          Newfield Exploration Company




                             UNDERWRITING AGREEMENT

                                                                  August 8, 2002
To the Representatives of the several
    Underwriters named in the respective
    Pricing Agreements hereinafter described

Ladies and Gentlemen:

         From time to time Newfield Exploration Company, a Delaware corporation (the "Company"), proposes to enter into one or more Pricing Agreements (each a "Pricing Agreement") in the form of Annex I hereto, with such additions and deletions as the parties thereto may determine, and, subject to the terms and conditions stated herein and therein, to issue and sell to the firms named in
Schedule I to the applicable Pricing Agreement (such firms constituting the "Underwriters" with respect to such Pricing Agreement and the securities specified therein) certain of its debt securities (the "Securities") specified in Schedule II to such Pricing Agreement. The Securities specified in such Pricing Agreement are referred to as the "Firm Designated Securities" with respect to such Pricing Agreement. If specified in such Pricing Agreement, the Company may grant the Underwriters the right to purchase at their election an additional principal amount of Securities specified as provided in such Pricing Agreement as provided in Section 3 hereof (the "Optional Designated Securities"). The Firm Designated Securities and the Optional Designated Securities, if any, which the Underwriters elect to purchase pursuant to Section 3 hereof are herein collectively referred to as the "Designated Securities."

         The terms and rights of any particular issuance of Designated Securities shall be as specified in the Pricing Agreement relating thereto and in or pursuant to the indenture (the "Indenture") identified in such Pricing Agreement.

         1. Particular sales of Designated Securities may be made from time to time to the Underwriters of such Designated Securities, for whom the firms designated as representatives of the Underwriters of such Designated Securities in the Pricing Agreement relating thereto will act as representatives (the "Representatives"). The term "Representatives" also refers to a single firm acting as sole representative of the Underwriters and to an Underwriter or Underwriters who act without any firm being designated as its or their representatives. This Underwriting Agreement shall not be construed as an obligation of the Company to sell any of the Securities or as an obligation of any of the Underwriters to purchase any of the Securities. The obligation of the Company to issue and sell any of the Securities and the obligation of any of the Underwriters to purchase any of the Securities shall be evidenced by the Pricing Agreement with respect to the Securities specified therein. Each Pricing Agreement shall specify the aggregate principal amount of the Firm Designated Securities, the maximum principal amount of Optional Designated Securities, if any, the initial public offering price of such Firm and Optional



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Designated Securities or the manner of determining such price, the terms of the
Designated Securities, the purchase price to the Underwriters of such Designated Securities, the names of the Underwriters of such Designated Securities, the names of the Representatives of such Underwriters, the principal amount of such Designated Securities to be purchased by each Underwriter and the commission, if any, payable to the Underwriters with respect thereto and shall set forth the date, time and manner of delivery of such Firm Designated Securities and Optional Designated Securities, if any, and payment therefor. The Pricing Agreement shall also specify (to the extent not set forth in the Indenture and the Registration Statement and Prospectus (as defined) with respect thereto) the terms of such Designated Securities. A Pricing Agreement shall be in the form of an executed writing (which may be in counterparts), and may be evidenced by an exchange of telegraphic communications or any other rapid transmission device designed to produce a written record of communications transmitted. The obligations of the Underwriters under this Agreement and each Pricing Agreement shall be several and not joint.

         2. The Company represents and warrants to, and agrees with, each of the Underwriters that:

                  (a) A registration statement on Form S-3 (File No. 333-71348) (as amended prior to being declared effective, the "Initial Registration Statement") in respect of the Securities, has been filed with the Securities and Exchange Commission (the "Commission"); the Initial Registration Statement and any post-effective amendment thereto, each in the form heretofore delivered or to be delivered to the Representatives (excluding exhibits to the Initial Registration Statement, but including all documents incorporated by reference in the prospectus contained therein), have been declared effective by the Commission in such form; other than a registration statement, if any, increasing the size of the offering (a "Rule 462(b) Registration Statement"), filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act"), which became effective upon filing, no other document with respect to the Initial Registration Statement or document incorporated by reference therein has heretofore been filed, or transmitted for filing, with the Commission (other than documents heretofore delivered to the Representatives); and no stop order suspending the effectiveness of the Initial Registration Statement, any post-effective amendment thereto or the Rule 462(b) Registration Statement, if any, has been issued and no proceeding for that purpose has been initiated or threatened by the Commission; any preliminary prospectus included in the Initial Registration Statement or filed with the Commission pursuant to Rule 424(a) under the Act and relating to the Securities, is hereinafter called a "Preliminary Prospectus"; the various parts of the Initial Registration Statement (other than any parts solely relating to securities other than the Securities), any post-effective amendment thereto and the Rule 462(b) Registration Statement, if any, including all exhibits thereto and the documents incorporated by reference in the prospectus (other than exhibits and documents solely relating to securities other than the Securities) contained in the Initial Registration Statement at the time such part of the Initial Registration Statement became effective but excluding Forms T-1, each as amended at the time such part of the Initial Registration Statement became effective or such part of the Rule 462(b) Registration Statement, if any, became or hereafter becomes effective, are hereinafter collectively called the "Registration Statement"; the prospectus relating to the Designated Securities, in the form in which it has most recently been filed, or transmitted for filing, with the Commission on or prior to the date of this Agreement, is hereinafter called the



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         "Prospectus"; any reference herein to any Preliminary Prospectus or the
         Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to the applicable form under the Act, as of the date of such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents filed after the date of such Preliminary Prospectus or Prospectus, as the case may be, under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and incorporated by reference in such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment to the Registration Statement shall be deemed to refer to and include any annual report of the Company filed pursuant to Section 13(a) or 15(d) of the Exchange Act after the effective date of the Initial Registration Statement that is incorporated by reference in the Registration Statement; and any reference to the Prospectus as amended or supplemented shall be deemed to refer to the Prospectus as amended or supplemented in relation to the applicable Designated Securities in the form in which it is filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 5(a) hereof, including any documents incorporated by reference therein as of the date of such filing;

                  (b) The documents incorporated by reference in the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Prospectus or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter of Designated Securities through the Representatives expressly for use in the Prospectus as amended or supplemented relating to such Designated Securities;

                  (c) The Registration Statement and the Prospectus conform, and any further amendments or supplements to the Registration Statement or the Prospectus relating to the Securities will conform, in all material respects to the requirements of the Act and the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to the Registration Statement and any post-effective amendment thereto and as of the applicable filing date and at the Time of Delivery as to the Prospectus and any amendment or supplement thereto relating to the Securities, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by


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         an Underwriter of Designated Securities through the Representatives expressly for use in the Prospectus as amended or supplemented relating to such Designated Securities;

                  (d) Neither the Company nor any of its subsidiaries has sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any material loss or interference with the business of the Company and its subsidiaries, taken as a whole, from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus; and, since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any material change in the capital stock or long-term debt of the Company or any of its subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, taken as a whole, otherwise than as set forth or contemplated in the Prospectus;

                  (e) The Company and its subsidiaries have (i) generally satisfactory title to all their interests in their producing oil and gas properties and to all of their material interests in nonproducing oil and gas properties, title investigations having been carried out by the Company in accordance with the general practice in the oil and gas industry, (ii) good and indefeasible title to all other real property owned by them that is material to the Company and its subsidiaries, taken as a whole, and (iii) good and valid title to all personal property owned by them that is material to the Company and its subsidiaries, taken as a whole, in each case free and clear of all liens, encumbrances, claims, security interests, subleases and defects except such as are described in the Prospectus or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and its subsidiaries; and any real property (other than oil and gas properties) and buildings material to the Company and its subsidiaries, taken as a whole, held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries;

                  (f) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with power and authority (corporate and other) to own, lease and operate its properties and conduct its business as described in the Prospectus and to enter into and perform its obligations under this Agreement, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction; and each "significant subsidiary" of the Company (as such term is defined in Rule 1-02 of Regulation S-X under the Act, a "Subsidiary") has been duly incorporated or otherwise organized and is validly existing as a corporation or other entity in good standing under the laws of its jurisdiction of incorporation or organization;


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                  (g)  The Company has an authorized capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable; and all of the issued shares of capital stock or other ownership interests of each Subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-asssessable and (except for directors' qualifying shares or similar ownership and as otherwise set forth in the Prospectus) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities and claims;

                  (h) The Designated Securities have been duly and validly authorized, and, when (1) the Firm Designated Securities are issued and delivered pursuant to this Agreement and the Pricing Agreement with respect to such Firm Designated Securities and, (2) if any of the Optional Designated Securities are issued and delivered pursuant to Over-allotment Options (as defined in Section 3 hereof) with respect to such Optional Designated Securities, such Designated Securities will constitute valid and legally binding obligations of the Company entitled to the benefits provided by the Indenture, enforceable in accordance with their terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles, and will have been duly authorized and duly qualified under the Trust Indenture Act and, at the Time of Delivery for such Designated Securities (as defined in Section 4 hereof), the Indenture will constitute a valid and legally binding instrument, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; and the Indenture conforms, and the Designated Securities will conform, to the descriptions thereof contained in the Prospectus as amended or supplemented with respect to the Designated Securities;

                  (i) The issue and sale of the Designated Securities and the compliance by the Company with all of the provisions of the Designated Securities, the Indenture, this Agreement, any Pricing Agreement and each Over-allotment Option, if any, and the consummation of the transactions contemplated herein and therein will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company is a party or by which the Company is bound or to which any of the properties or assets of the Company is subject, nor will such action result in any violation of the provisions of the certificate of incorporation or by-laws of the Company or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Designated Securities or the consummation by the Company of the transactions contemplated by this Agreement, the Pricing Agreement or any Over-allotment Option, except such as have been, or will have been, prior to each Time of Delivery, obtained under the Act and the Trust Indenture Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Designated Securities by the Underwriters;

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                  (j)  Neither the Company nor any of its subsidiaries is in violation of its charter, by-laws or other organizational documents or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound, other than any such default that would not have a material adverse effect on the financial position, stockholders' equity, results of operations, business or prospects of the Company and its subsidiaries, taken as a whole (a "Material Adverse Effect");

                  (k) The statements set forth in the Prospectus under the captions "Description of Existing Indebtedness," "Description of Debt Securities" and "Description of the Notes", and in the Prospectus as amended or supplemented, insofar as they purport to constitute a summary of the terms of the Designated Securities, the Securities, and the Indenture, respectively, and under the captions "Underwriting" and "Plan of Distribution", insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate in all material respects;

                  (l) The consolidated financial statements, including the notes thereto, included or incorporated by reference in the Prospectus present fairly, in all material respects, the consolidated financial position of the Company and its subsidiaries as at the dates indicated and the results of their operations and cash flows for the periods specified; except as otherwise stated in the Prospectus, said financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis, except in the case of unaudited financial statements for the absence of notes thereto and subject to normal year-end adjustments; and the selected historical financial data for the Company included in the Prospectus as amended and supplemented have been compiled on a basis consistent with that of the audited or unaudited, as applicable, consolidated financial statements of the Company; any pro forma financial statements or data included or incorporated by reference in the Prospectus comply as to form in all material respects with the applicable accounting requirements of Regulation S-X of the Act to the extent applicable, and the pro forma adjustments have been properly applied to the historical amounts in the compilation of those statements; the other financial and statistical data set forth or incorporated by reference in the Prospectus related to the Company are accurately presented and prepared on a basis consistent with the financial statements and books and records of the Company, and there are no financial statements (historical or pro forma) that are required to be included in the Prospectus that are not included as required;

                  (m) The Company owns or possesses adequate rights to use the patents, patent rights, licenses, inventions, copyrights, know-how (including seismic data, trade secrets and other unpatented or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names (collectively, "patent and proprietary rights") to the extent employed by it in and material to the business now operated by it, and the Company has not received any notice of infringement of or conflict with asserted rights of others with respect to any patent or proprietary rights, which infringement or conflict (if the subject of any unfavorable decision, ruling or finding), singly or in the aggregate, would result in a Material Adverse Effect;

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                  (n)  The Company possesses such licenses, permits, consents, orders, certificates or authorizations issued by the appropriate federal, state, foreign or local regulatory agencies or bodies necessary to conduct the business now operated by it, except for licenses, permits, consents, orders, certificates or authorizations, the absence of which, individually or in the aggregate, would not have a Material Adverse Effect, and the Company has not received any notice of proceedings relating to the revocation or modification of any such licenses, permits, consents, orders, certificates or authorizations which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect;

                  (o) Other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject except as would not have a Material Adverse Effect; and, to the knowledge of the Company, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

                  (p) The Company carries, or is covered by, insurance in such amounts and covering such risks as is customary for companies engaged in similar businesses in similar industries;

                  (q) Except as described in the Prospectus, there has been no storage, disposal, generation, manufacture, spill, discharge, refinement, transportation, handling or treatment of toxic wastes, hazardous wastes or hazardous substances by the Company (or, to the knowledge of the Company, any of its predecessors in interest) at, upon or from any of the property now or previously owned or leased or under contract for purchase by the Company in violation of any applicable law, ordinance, rule, regulation, order, judgment, decree or permit or which would require remedial action under any applicable law, ordinance, rule, regulation, order, judgment, decree or permit, except for any violation or remedial action which would not have, singularly or in the aggregate with all such violations and remedial actions, any Material Adverse Effect; and the terms "hazardous wastes," "toxic wastes" and "hazardous substances" shall have the meanings specified in any applicable local, state, federal and foreign laws or regulations with respect to environmental protection;

                  (r) The Company is not and, after giving effect to the offering and sale of the Securities, will not be, an "investment company", as such term is defined in the Investment Company Act of 1940, as amended (the "Investment Company Act");

                  (s) PricewaterhouseCoopers LLP, who have audited certain financial statements of the Company or its subsidiaries, are independent public accountants as required by the Act and the rules and regulations of the Commission thereunder; and

                  (t) Ryder Scott Company Petroleum Engineers are independent petroleum engineers with respect to the Company.

         3. Upon the execution of the Pricing Agreement applicable to any Designated Securities and authorization by the Representatives of the release of the Firm Designated

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Securities, the several Underwriters propose to offer the Firm Designated
Securities for sale upon the terms and conditions set forth in the Prospectus as amended or supplemented.

         The Company may specify in the Pricing Agreement applicable to any Designated Securities that the Company thereby grants to the Underwriters the right (an "Over-allotment Option") to purchase at their election up to the principal amount of Optional Designated Securities set forth in such Pricing Agreement, on the terms set forth in the paragraph above, for the sole purpose of covering sales of Designated Securities in excess of the Firm Designated Securities. Any such election to purchase Optional Designated Securities may be exercised by written notice from the Representatives to the Company, given within a period specified in the Pricing Agreement, setting forth the aggregate principal amount of Optional Designated Securities to be purchased and the date on which such Optional Designated Securities are to be delivered, as determined by the Representatives but in no event earlier than the First Time of Delivery (as defined in Section 4 hereof) or, unless the Representatives and the Company otherwise agree in writing, earlier than or later than the respective number of business days after the date of such notice set forth in such Pricing Agreement.

         The principal amount of Optional Designated Securities to be added to the principal amount of Firm Designated Securities to be purchased by each Underwriter as set forth in Schedule I to the Pricing Agreement applicable to such Designated Securities shall be, in each case, the principal amount of Optional Designated Securities which the Company has been advised by the Representatives have been attributed to such Underwriter; provided that, if the Company has not been so advised, the principal amount of Optional Designated Securities to be so added shall be, in each case, that proportion of Optional Designated Securities which the principal amount of Firm Designated Securities to be purchased by such Underwriter under such Pricing Agreement bears to the aggregate principal amount of Firm Designated Securities (rounded as the Representatives may determine to the nearest 1,000 dollars). The total principal amount of Designated Securities to be purchased by all the Underwriters pursuant to such Pricing Agreement shall be the aggregate principal amount of Firm Designated Securities set forth in Schedule I to such Pricing Agreement plus the aggregate principal amount of Optional Designated Securities which the Underwriters elect to purchase.

         4. Designated Securities to be purchased by each Underwriter pursuant to the Pricing Agreement relating thereto, in the form specified in such Pricing Agreement, and in such authorized denominations and registered in such names as the Representatives may request upon at least forty-eight hours' prior notice to the Company, shall be delivered by or on behalf of the Company to the Representatives for the account of such Underwriter, against payment by such Underwriter or on its behalf of the purchase price therefor by wire transfer of Federal (same-day) funds to the escrow account maintained by Wachovia Bank, National Association as Escrow Agent under the Escrow Agreement as specified in such Pricing Agreement, for distribution, as the case may be, to the Company simultaneously with the EEX Acquisition, as defined in the Escrow Agreement, or to the Paying Agent in connection with the Special Mandatory Redemption, as defined in the Prospectus, all in accordance with the Escrow Agreement, (i) with respect to the Firm Designated Securities, all in the manner and at the place and time and date specified in such Pricing Agreement or at such other place and time and date as the Representatives and the Company may agree upon in writing, such time and date being herein called the "First Time of Delivery" and (ii) with respect to the Optional Designated Securities, if any, in the manner and at the time and date specified by the Representatives in the written notice


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given by the Representatives of the Underwriters' election to purchase such
Optional Designated Securities, or at such other time and date as the Representatives and the Company may agree upon in writing, such time and date, if not the First Time of Delivery, being herein called the "Second Time of Delivery". Each such time and date for delivery is herein called a "Time of Delivery." If the Designated Securities are redeemed pursuant to the Special Mandatory Redemption (as defined in the Prospectus), then concurrently with the Special Mandatory Redemption, the Underwriters, severally, in proportion to their respective commitments hereunder, will pay to the Company by wire transfer of Federal (same day) funds to an account designated by the Company an amount of money equal to one-half (1/2) of the underwriting discount set forth in the Pricing Agreement with respect to the Designated Securities.

         5.  The Company agrees with each of the Underwriters of any Designated
Securities:

                  (a) To prepare the Prospectus as amended and supplemented in relation to the applicable Designated Securities in a form approved by the Representatives and to file such Prospectus pursuant to Rule 424(b) under the Act not later than the Commission's close of business on the second business day following the execution and delivery of the Pricing Agreement relating to the applicable Designated Securities or, if applicable, such earlier time as may be required by Rule 424(b); to make no further amendment or any supplement to the Registration Statement or Prospectus as amended or supplemented after the date of the Pricing Agreement relating to such Designated Securities and prior to any Time of Delivery for such Designated Securities which shall be disapproved by the Representatives for such Designated Securities promptly after reasonable notice thereof; to advise the Representatives promptly of any such amendment or supplement after any Time of Delivery for such Designated Securities and furnish the Representatives with copies thereof; to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act for so long as the delivery of a prospectus is required in connection with the offering or sale of such Designated Securities, and during such same period to advise the Representatives, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed with the Commission, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any prospectus relating to the Designated Securities, of the suspension of the qualification of such Designated Securities for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for additional information; and, in the event of the issuance of any such stop order or of any such order preventing or suspending the use of any prospectus relating to the Designated Securities or suspending any such qualification, promptly to use its best efforts to obtain the withdrawal of such order;

                  (b) Promptly from time to time to take such action as the Representatives may reasonably request to qualify such Designated Securities for offering and sale under the securities laws of such jurisdictions as the Representatives may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of such

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         Designated Securities, provided that in connection therewith the
         Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

                  (c) By 12:00 noon, New York City Time, on the second business day succeeding the date of the Pricing Agreement for such Designated Securities (or such other time and date as set forth in the Pricing Agreement) and from time to time thereafter, to furnish the Underwriters with copies of the Prospectus as amended or supplemented in New York City in such quantities as the Representatives may reasonably request, and, if the delivery of a prospectus is required at any time in connection with the offering or sale of the Designated Securities, and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Act, the Exchange Act or the Trust Indenture Act, to notify the Representatives and upon their request to file such document and to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as the Representatives may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance;

                  (d) To make generally available to its security holders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act), an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158);

                  (e) During the period beginning from the date of the Pricing Agreement for such Designated Securities and continuing to and including the later of (i) the termination of trading restrictions for such Designated Securities, as notified to the Company by the Representatives, (ii) the last Time of Delivery for such Designated Securities and (iii) any period specified in the Pricing Agreement, not to offer, sell, contract to sell or otherwise dispose of any debt securities of the Company which are substantially similar to the Designated Securities without the prior written consent of the Representatives; and

                  (f) If the Company elects to rely upon Rule 462(b), the Company shall file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) by 10:00 P.M., Washington, D.C. time, on the date of this Agreement, and the Company shall at the time of filing either pay to the Commission the filing fee for the Rule 462(b) Registration Statement or give irrevocable instructions for the payment of such fee under the Act.

         6. The Company covenants and agrees with the several Underwriters that the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company's counsel, accountants and reserve engineers in connection with the registration of the Designated Securities and the Securities under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of printing or producing any Agreement among Underwriters, this Agreement, any Pricing Agreement, the Indenture, the Securities, any Blue Sky and Legal Investment Memoranda, closing documents (including any compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Designated Securities; (iii) all expenses in connection with the qualification of the Designated Securities and the Securities for offering and sale under state securities laws as provided in Section 5(b) hereof, including the fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky and Legal Investment survey(s); (iv) any fees charged by securities rating services for rating the Designated Securities; (v) any filing fees incident to, and the fees and disbursements of counsel for the Underwriters in connection with, any required reviews by the National Association of Securities Dealers, Inc. ("NASD") of the terms of the sale of the Designated Securities; (vi) any fees and expenses in connection with listing the Designated Securities; (vii) the cost of printing or engraving the Designated Securities; (vii) the fees and expenses of any Trustee and any agent of any trustee and the fees and disbursements of counsel for any trustee in connection with any Indenture and the Securities; (viii) the cost of qualifying the Securities with The Depository Trust Company; and (ix) all other costs and expenses incident to the performance of its obligations hereunder and under the Pricing Agreement (including with respect to any Optional Designated Securities) which are not otherwise specifically provided for in this Section. It is understood, however, that, except as provided in this Section, and Sections 8 and 11 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, transfer taxes on resale of any of the Designated Securities by them, and any advertising expenses connected with any offers they may make.

         7. The obligations of the Underwriters of any Designated Securities under the Pricing Agreement relating to such Designated Securities shall be subject, in the discretion of the Representatives, to the condition that all representations and warranties and other statements of the Company in or incorporated by reference in the Pricing Agreement relating to such Designated Securities are, at and as of each Time of Delivery for such Designated Securities, true and correct, the condition that the Company shall have performed all of its obligations hereunder theretofore to be performed, and the following additional conditions:

                  (a) The Prospectus as amended or supplemented in relation to such Designated Securities shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 5(a) hereof; if the Company has elected to rely upon Rule 462(b), the Rule 462(b) Registration Statement shall have become effective by 10:00 P.M., Washington, D.C. time, on the date of this Agreement; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to the Representatives' reasonable satisfaction;

                  (b) Counsel for the Underwriters shall have furnished to the Representatives such written opinion or opinions, dated each Time of Delivery for such Designated Securities, with respect to the incorporation of the Company, the validity of the Indenture and the Designated Securities, the Registration Statement, the Prospectus as amended and supplemented, this Agreement and the Pricing Agreement, as well as such other related matters as the Representatives may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

                  (c) Counsel for the Company satisfactory to the Representatives shall have furnished to the Representatives their written opinion, dated each Time of Delivery for such Designated Securities, respectively, in form and substance satisfactory to the Representatives, to the effect that:

                           (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with corporate power and authority to own its properties and conduct its business as described in the Prospectus as amended or supplemented;

                           (ii) The Company has authorized capital stock as set forth in the Prospectus as amended or supplemented, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable;

                           (iii) To such counsel's knowledge and other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a material adverse effect on the financial position, stockholders' equity, results of operations or business of the Company and its subsidiaries, taken as a whole; and to such counsel's knowledge, no such proceedings are threatened by governmental authorities or threatened by others;

                           (iv) This Agreement and the Pricing Agreement with respect to the Designated Securities have been duly authorized, executed and delivered by the Company;

                           (v) The issue and sale by the Company of the Designated Securities being delivered at such Time of Delivery, and the compliance by the Company with all of the provisions of the Designated Securities, the Indenture, this Agreement and the Pricing Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will such action result in any violation of the provisions of the certificate of incorporation or by-laws of the Company or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties, except for any such conflicts or breaches that would not, individually or in the aggregate, adversely affect the issue or sale of the Designated Securities by the Company, or the execution, delivery or performance of this Agreement, the Pricing Agreement or the Indenture by the Company or have a material adverse effect on the financial position, stockholders' equity, results of operations or business of the Company and its subsidiaries, taken as a whole (except that such counsel need express no opinion with respect to federal or state securities or Blue Sky laws with respect to this subparagraph);

                           (vi) No consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Designated Securities being delivered at such Time of Delivery or the consummation by the Company of the transactions contemplated by this Agreement or such Pricing Agreement or the Indenture, except such as have been obtained under the Act and the Trust Indenture Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws;

                           (vii) The statements set forth in the Prospectus as amended and supplemented under the captions "Description of Debt Securities" and "Description of the Notes", insofar as they purport to constitute a summary of the terms of the Designated Securities or the Indenture and under the caption "Underwriting" and "Plan of Distribution", insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate in all material respects;

                           (viii) The Designated Securities are in the form prescribed in or pursuant to the Indenture, have been duly and validly authorized by the Company by all necessary corporate action and, when executed and authenticated as specified in or pursuant to the Indenture and issued and delivered, will constitute valid and legally binding obligations of the Company entitled to the benefits provided by the Indenture, and will be enforceable in accordance with their terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; and the Designated Securities and the Indenture conform to the descriptions thereof in the Prospectus and in the Prospectus as amended and supplemented; the Indenture has been duly authorized, executed and delivered by the Company and constitutes a valid and legally binding instrument of the Company, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles;

                           (ix) The Indenture has been duly qualified under the Trust Indenture Act;

                           (x) The Company is not an "investment company" as such term is defined in the Investment Company Act;

                           (xi) The documents incorporated by reference in the Prospectus as amended or supplemented (other than the financial statements and related schedules or other information of a financial or reserve engineering nature therein, as to which such counsel need express no opinion), when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder; and such counsel has no reason to believe that any of such documents, when they became effective or were so filed, as the case may be, contained, in the case of a registration statement which became effective under the Act, an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or, in the case of other documents which were filed under the Act or the Exchange Act with the Commission, an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such documents were so filed, not misleading; and

                           (xii) The Registration Statement and the Prospectus as amended or supplemented, and any further amendments and supplements thereto made by the Company prior to such Time of Delivery (other than the financial statements and related schedules or other information of a financial or reserve engineering nature therein, as to which such counsel need express no opinion), comply as to form in all material respects with the requirements of the Act and the rules and regulations thereunder; although such counsel need not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus, except for those referred to in the opinions in subsections (ii), (vii) and (viii) of this Section 7(c), such counsel has no reason to believe that, as of its effective date, the Registration Statement or any further amendment thereto made by the Company prior to such Time of Delivery (other than the financial statements and related schedules or other information of a financial or reserve engineering nature therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that, as of its date, the Prospectus as amended or supplemented or any further amendment or supplement thereto made by the Company prior to such Time of Delivery (other than the financial statements and related schedules or other information of a financial or reserve engineering nature therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading or that, as of such Time of Delivery, either the Registration Statement or the Prospectus as amended or supplemented or any further amendment or supplement thereto made by the Company prior to such Time of Delivery (other than the financial statements and related schedules or other information of a financial or reserve engineering nature therein, as to which such counsel need express no opinion) contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and they do not know of any amendment to the Registration Statement required to be filed or any contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be incorporated by reference into the Prospectus as amended or supplemented or required to be described in the Registration Statement or the Prospectus as amended or supplemented which are not filed or incorporated by reference or described as required;

                  (d) On the date of the Pricing Agreement for such Designated Securities at a time prior to the execution of the Pricing Agreement with respect to the Designated Securities and at each Time of Delivery for such Designated Securities, the independent accountants of the Company or its subsidiaries who have audited the financial statements included or incorporated by reference in the Registration Statement shall have furnished to the Representatives a letter, dated the date of the Pricing Agreement, and a letter dated such Time of Delivery, respectively, to the effect set forth in Annex II hereto, and with respect to such letter dated such Time of Delivery, as to such other matters as the Representatives may reasonably request and in form and substance satisfactory to the Representatives;

                  (e) On the date of the Pricing Agreement for such Designated Securities at a time prior to the execution of the Pricing Agreement with respect to the Designated Securities and at each Time of Delivery for such Designated Securities, the independent accountants of EEX Corporation and its subsidiaries who have audited the EEX Corporation financial statements included or incorporated by reference in the Registration Statement shall have furnished to the Representatives a letter, dated the date of the Pricing Agreement, and a letter dated such Time of Delivery, respectively, to the effect set forth in Annex II hereto as applicable with respect to EEX Corporation's financial statements and related information included or incorporated by reference in the Registration Statement, and with respect to such letter dated such Time of Delivery, as to such other matters as the Representatives may reasonably request and in form and substance satisfactory to the Representatives;

                  (f) (i) Neither the Company nor any of its subsidiaries shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus relating to the Designated Securities any loss or interference with the business of the Company and its subsidiaries, taken as a whole, from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus relating to the Designated Securities, and (ii) since the respective dates as of which information is given in the Prospectus relating to the Designated Securities there shall not have been any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the

         Prospectus relating to the Designated Securities, the effect of which, in any such case described in Clause (i) or (ii), is in the judgment of the Representatives so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Designated Securities on the terms and in the manner contemplated in the Prospectus as amended or supplemented relating to the Designated Securities;

                  (g) On or after the date of the Pricing Agreement relating to the Designated Securities (i) no downgrading shall have occurred in the rating accorded the Company's debt securities or preferred stock or other preferred securities by any "nationally recognized statistical rating organization", as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act, and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company's debt securities or preferred stock;

                  (h) On or after the date of the Pricing Agreement relating to the Designated Securities there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange, or any setting of minimum prices for trading on such exchange; (ii) a suspension or material limitation in trading in the Company's securities on the New York Stock Exchange; (iii) a general moratorium on commercial banking activities declared by either Federal or New York or Texas State authorities; or (iv) (A) any change in U.S. or international financial, political or economic conditions or currency exchange rates or exchange controls, (B) any major disruption of settlements of securities or clearance services in the United States, or (C) any attack on, outbreak or escalation of hostilities or act of terrorism involving the United States, any declaration of war by Congress or any other national or international calamity or emergency, if the effect of any such event specified in this Clause (iv) in the judgment of the Representatives makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Firm Designated Securities or Optional Designated Securities or both on the terms and in the manner contemplated in the Prospectus as amended or supplemented relating to the Designated Securities, whether in the primary market or in respect of dealings in the secondary market;

                  (i) The Designated Securities at each Time of Delivery shall have been approved for listing, subject to notice of issuance, on any exchange or market listed in the Pricing Agreement;

                  (j)  The Company shall have complied with the provisions of
         Section 5(c) hereof with respect to the furnishing of prospectuses on the second business day succeeding the date of the Pricing Agreement for such Designated Securities (or such other date as set forth in the Pricing Agreement); and

                  (k) The Company shall have furnished or caused to be furnished to the Representatives at each Time of Delivery for the Designated Securities certificates of officers of the Company satisfactory to the Representatives as to the accuracy of the representations and warranties of the Company herein at and as of such Time of Delivery, as to the performance by the Company of all of its obligations hereunder to be performed at or prior to such Time of Delivery, as to the matters set forth in subsections (a) and (f) of this Section and as to such other matters as the Representatives may reasonably request.

         8. (a) The Company will indemnify and hold harmless each Underwriter (including any Independent Underwriter named in the Pricing Agreement in its role as a "qualified independent underwriter" of the Designated Securities within the meaning of Section (b)(15) of Rule 2720 of the Conduct Rules of the
NASD) against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Designated Securities, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Designated Securities, or any amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company by any Underwriter of Designated Securities through the Representatives expressly for use in the Prospectus as amended or supplemented relating to such Designated Securities.

         The Company also will indemnify and hold harmless any Independent Underwriter from and against any and all losses, claims, damages, liabilities and judgments incurred as a result of the Independent Underwriter's participation as a "qualified independent underwriter" within the meaning of Rule 2720 of the Conduct Rules of the NASD in connection with the offering of the Designated Securities, except for any losses, claims, damages, liabilities and judgments found in a final judgment by a court to have resulted from the Independent Underwriter's willful misconduct or gross negligence.

         (b) Each Underwriter will, severally, indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Designated Securities, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Designated Securities, or any amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company by such

Underwriter through the Representatives expressly for use therein; and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim as such expenses are incurred.

         (c)  Promptly after receipt by an indemnified party under subsection
(a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the contrary; (ii) the indemnifying party has failed within a reasonable time to retain counsel reasonably satisfactory to the indemnified party; (iii) the indemnified party shall have reasonably concluded that there may be legal defenses available to it that are different from or in addition to those available to the indemnifying party; or (iv) the named parties in any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood and agreed that the indemnifying party shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all indemnified parties, and that all such fees and expenses shall be reimbursed as they are incurred. Any such separate firm for any Underwriter shall be designated in writing by the Representative and any such separate firm for the Company shall be designated in writing by the Company. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify each indemnified party from and against any loss or liability by reason of such settlement or judgment. If indemnity is sought pursuant to the second paragraph of subsection (a) of this Section 8, then, in addition to such counsel for the indemnified parties, the indemnifying party shall be liable for the reasonable fees and expenses of not more than one separate counsel (in addition to any necessary local counsel) for any Independent Underwriter in its capacity as a "qualified independent underwriter," if, in the reasonable judgment of the Independent Underwriter there may exist a conflict of interest between the Independent Underwriter and the other indemnified parties. In the case of any such separate counsel for the Independent Underwriter, such counsel shall be designated in writing by the Independent Underwriter. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include any statement as to, or an admission of, fault, culpability or a failure to act, by or on behalf of any indemnified party.

         (d) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters of the Designated Securities or any Independent Underwriter, as applicable, on the other from the offering of the Designated Securities to which such loss, claim, damage or liability (or action in respect thereof) relates. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Underwriters of the Designated Securities or the Independent Underwriter, as applicable, on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and such Underwriters or any Independent Underwriter, as applicable, on the other shall be deemed to be in the same proportion as the total net proceeds from such offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by such Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or such Underwriters, or the Independent Underwriter, as applicable, on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission and, in the case of any Independent Underwriter, whether its activities as Independent Underwriter under its engagement involved any gross negligence or willful misconduct. The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Underwriter (including any Independent Underwriter) shall be required to contribute any amount in excess of the amount by which the total price at which the applicable Designated Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter (including any Independent Underwriter) has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of the Underwriters of Designated Securities in this subsection (d) to contribute are several in proportion to their respective underwriting obligations with respect to such Designated Securities and not joint.

         (e) The obligations of the Company under this Section 8 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section 8 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer of the Company who signed the Registration Statement and each director of the Company and to each person, if any, who controls the Company within the meaning of the Act.

         9. (a) If any Underwriter shall default in its obligation to purchase the Firm Designated Securities or Optional Designated Securities which it has agreed to purchase under the Pricing Agreement relating to such Designated Securities, the Representatives may in their discretion arrange for themselves or another party or other parties to purchase such Designated Securities on the terms contained herein. If within thirty-six hours after such default by any Underwriter the Representatives do not arrange for the purchase of such Firm Designated Securities or Optional Designated Securities, as the case may be, then the Company shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to the Representatives to purchase such Designated Securities on such terms. In the event that, within the respective prescribed period, the Representatives notify the Company that they have so arranged for the purchase of such Designated Securities, or the Company notifies the Representatives that it has so arranged for the purchase of such Designated Securities, the Representatives or the Company shall have the right to postpone a Time of Delivery for such Designated Securities for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus as amended or supplemented, or in any other documents or arrangements, and the Company agrees to file promptly any amendments or supplements to the Registration Statement or the Prospectus which in the opinion of the Representatives may thereby be made necessary. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to the Pricing Agreement with respect to such Designated Securities.

         (b) If, after giving effect to any arrangements for the purchase of the Firm Designated Securities or Optional Designated Securities, as the case may be, of a defaulting Underwriter or Underwriters by the Representatives and the Company as provided in subsection (a) above, the aggregate principal amount of such Designated Securities which remains unpurchased is not 10% or more of the aggregate principal amount of the Firm Designated Securities or Optional Designated Securities, as the case may be, to be purchased at the respective Time of Delivery, then the Company shall have the right to require each non-defaulting Underwriter to purchase the principal amount of Firm Designated Securities or Optional Designated Securities, as the case may be, which such Underwriter agreed to purchase under the Pricing Agreement relating to such Designated Securities and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the principal amount of Firm Designated Securities or Optional Designated Securities, as the case may be, which such Underwriter agreed to purchase under such Pricing Agreement) of the Firm Designated Securities or Optional Designated Securities, as the case may be, of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

         (b) If, after giving effect to any arrangements for the purchase of the Firm Designated Securities or Optional Designated Securities, as the case may be, of a defaulting Underwriter or Underwriters by the Representatives and the Company as provided in subsection (a) above, the aggregate principal amount of Firm Designated Securities or Optional Designated Securities, as the case may be, which remains unpurchased is 10% or more of the aggregate principal amount of the Firm Designated Securities or Optional Designated Securities, as the case may be, to be purchased at the respective Time of Delivery, as referred to in subsection (b) above, or if the Company shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Firm Designated Securities or Optional Designated Securities, as the case may be, of a defaulting Underwriter or Underwriters, then the Pricing Agreement relating to such Firm Designated Securities or such Optional Designated Securities, as the case may be, shall thereupon terminate, without liability on the part of any non-defaulting Underwriter, or the Company, except for the expenses to be borne by the Company and the Underwriters as provided in Section 6 hereof and the indemnity and contribution agreements in Section 8 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

         10. The respective indemnities, agreements, representations, warranties and other statements of the Company and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Company, or any officer or director or controlling person of the Company, and shall survive delivery of and payment for the Designated Securities.

         11. If any Pricing Agreement or Over-allotment Option shall be terminated pursuant to Section 9 hereof, the Company shall not then be under any liability to any Underwriter with respect to the Firm Designated Securities or Optional Designated Securities with respect to which such Pricing Agreement shall have been terminated except as provided in Sections 6 and 8 hereof; but, if for any other reason, Designated Securities are not delivered by or on behalf of the Company as provided herein, the Company will reimburse the Underwriters through the Representatives for all out-of-pocket expenses approved in writing by the Representatives, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of such Designated Securities, but the Company shall then be under no further liability to any Underwriter with respect to such Designated Securities except as provided in Sections 6 and 8 hereof.

         12. In all dealings hereunder, the Representatives of the Underwriters of Designated Securities shall act on behalf of each of such Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by such Representatives jointly or by such of the Representatives, if any, as may be designated for such purpose in the Pricing Agreement.

         All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail or facsimile transmission to the address of the Representatives as set forth in the Pricing Agreement; and if to the Company shall be delivered or sent by mail or facsimile transmission to the address of the Company set forth in the Registration Statement, Attention:
Secretary; provided, however, that any notice to an Underwriter pursuant to
Section 8(c) hereof shall be delivered or sent by mail or facsimile transmission to such Underwriter at its address set forth in its Underwriters' Questionnaire, or communication constituting such Questionnaire, or otherwise furnished to the Representatives, which address will be supplied to the Company by the Representatives upon request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

         13. This Agreement and each Pricing Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Company and, to the extent provided in Sections 8 and 10 hereof, the officers and directors of the Company and each person who controls the Company or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement or any such Pricing Agreement. No purchaser of any of the Designated Securities from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

         14. Time shall be of the essence of each Pricing Agreement. As used herein, unless otherwise indicated, the term "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business.

         15. This Agreement and each Pricing Agreement shall be governed by and construed in accordance with the laws of the State of New York.

         16. This Agreement and each Pricing Agreement may be executed by any one or more of the parties hereto and thereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

                                     Very truly yours,

                                     Newfield Exploration Company


                                     By: /s/ Brian L. Rickmers
                                        ----------------------------------------
                                         Brian L. Rickmers
                                         Controller

ANNEX I


Pricing Agreement


[Name(s) of Co-Representative(s),]
As Representatives of the several
Underwriters named in Schedule I hereto, [c/o ________________________]
[Address]

[Date]

Ladies and Gentlemen:

         Newfield Exploration Company, a Delaware corporation (the "Company"), proposes, subject to the terms and conditions stated herein and in the Underwriting Agreement, dated ________ __, 2002 (the "Underwriting Agreement"), to issue and sell to the Underwriters named in Schedule I hereto (the "Underwriters") the Designated Securities specified in Schedule II hereto (the "Designated Securities" [consisting of Firm Designated Securities and any Optional Designated Securities the Underwriters may elect to purchase]). Each of the provisions of the Underwriting Agreement is incorporated herein by reference in its entirety, and shall be deemed to be a part of this Agreement to the same extent as if such provisions had been set forth in full herein; and each of the representations and warranties set forth therein shall be deemed to have been made at and as of the date of this Pricing Agreement, except that each representation and warranty which refers to the Prospectus in Section 2 of the Underwriting Agreement shall be deemed to be a representation or warranty as of the date of the Underwriting Agreement in relation to the Prospectus (as therein defined), and also a representation and warranty as of the date of this Pricing Agreement in relation to the Prospectus as amended or supplemented relating to the Designated Securities which are the subject of this Pricing Agreement. Each reference to the Representatives herein and in the provisions of the Underwriting Agreement so incorporated by reference shall be deemed to refer to you. Unless otherwise defined herein, terms defined in the Underwriting Agreement are used herein as therein defined. The Representatives designated to act on behalf of the Representatives and on behalf of each of the Underwriters of the Designated Securities pursuant to Section 12 of the Underwriting Agreement and the address of the Representatives referred to in such Section 12 are set forth in Schedule II hereto.

         An amendment to the Registration Statement, or a supplement to the Prospectus, as the case may be, relating to the Designated Securities, in the form heretofore delivered to you is now proposed to be filed with the Commission.

         Subject to the terms and conditions set forth herein and in the Underwriting Agreement incorporated herein by reference, [(a)] the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at the time and place and at the purchase price to the Underwriters set forth in
Schedule II hereto, the principal amount of Firm Designated Securities set forth opposite the name of such Underwriter in Schedule I hereto [, (b) in the event and to the extent that the Underwriters shall exercise the election to purchase Optional Designated Securities, as provided below, the Company agrees to issue and sell to each of the Underwriters, and each of the

Underwriters agrees, severally and not jointly, to purchase from the Company at the purchase price to the Underwriters set forth in Schedule II hereto that portion of the principal amount of Optional Designated Securities as to which such election shall have been exercised.]

         [The Company hereby grants to each of the Underwriters the right to purchase at their election up to the principal amount of Optional Designated Securities set forth opposite the name of such Underwriter in Schedule I hereto on the terms referred to in the paragraph above for the sole purpose of covering sales of Designated Securities in excess of the principal amount of the Firm Designated Securities. Any such election to purchase Optional Designated Securities may be exercised by written notice from the Representatives to the Company given within a period of 30 calendar days after the date of this Pricing Agreement, setting forth the aggregate principal amount of Optional Designated Securities to be purchased and the date on which such Optional Designated Securities are to be delivered, as determined by the Representatives, but in no event earlier than the First Time of Delivery or, unless the Representatives and the Company otherwise agree in writing, no earlier than two or later than ten business days after the date of such notice.]
         If the foregoing is in accordance with your understanding, please sign and return to us [one for the Company and one for each of the Representatives plus one for each counsel] counterparts hereof, and upon acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof, including the provisions of the Underwriting Agreement incorporated herein by reference, shall constitute a binding agreement between each of the Underwriters and the Company. It is understood that your acceptance of this letter on behalf of each of the Underwriters is or will be pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be submitted to the Company for examination, upon request, but without warranty on the part of the Representatives as to the authority of the signers thereof.

                                        Very truly yours,
                                        Newfield Exploration Company


                                        By:
                                           -------------------------------------
                                            Name:
                                            Title:




Accepted as of the date hereof:
[Name(s) of Co-Representative(s)]


By:
   --------------------------------------------------


On behalf of each of the Underwriters

SCHEDULE I


                                            Principal        [Maximum
                                            Amount of        Principal Amount
                                            [Firm]           of Optional
                                            Designated       Designated
                                            Securities       Securities
                                            to be            Which May be
Underwriter                                 Purchased        Purchased]
-----------                                 ---------        ----------

[Name(s) of Co-Representative(s)]

[Names of other Underwriters]

Total

SCHEDULE II

Title of Designated Securities:

         [___%] [Floating Rate] [Zero Coupon] [Notes]
         [Debentures] due

Aggregate Principal Amount:

         Aggregate Principal Amount of Firm Designated Securities:  [$]

         Maximum  Principal Amount of Optional Designated Securities:  [$]

Price to Public:

         % of the principal amount of the Designated Securities, plus accrued
interest[, if any,] from                to               [and accrued
amortization[, if any,] from            to                ]

Underwriting Discount:

         __% of the principal amount of the Designated Securities

Purchase Price by Underwriters:

         % of the principal amount of the Designated Securities, plus accrued
interest[, if any,] from                to                 [and accrued
amortization[, if any,] from            to                ]

Form of Designated Securities:

         [Definitive form to be made available for checking and packaging at least twenty-four hours prior to the Time of Delivery at the office of [The Depository Trust Company or its designated custodian] [the Representatives]]

         [Book-entry only form represented by one or more global securities deposited with The Depository Trust Company ("DTC") or its designated custodian, to be made available for checking by the Representatives at least twenty-four hours prior to the Time of Delivery at the office of DTC.]

Specified funds for payment of purchase price:

       Federal (same day) funds

Time of Delivery:

         a.m. (New York City time),                      , 20

Indenture:

       Indenture dated                    , 20           , between the Company
and                  , as Trustee

Maturity:

Interest Rate:
       [   %] [Zero Coupon] [See Floating Rate Provisions]
Interest Payment Dates:

       [_______ and ________] of each year commencing on ________, 20

Redemption Provisions:

       [No provisions for redemption]

       [The Designated Securities may be redeemed, otherwise than through the sinking fund, in whole or in part at the option of the Company, in the
       amount of [$      ] or an integral multiple thereof,

       [on or after          , at the following redemption prices (expressed in
       percentages of principal amount). If [redeemed on or before        , %,
       and if] redeemed during the 12-month period beginning               ,


                                    Redemption
Year                                Price
----                                -----









       and thereafter at 100% of their principal amount, together in each case with accrued interest to the redemption date.] [on any interest payment
       date falling on or after          ,             ,        at the
       election of the Company, at a redemption price equal to the principal amount thereof, plus accrued interest to the date of redemption.]]

       [Other possible redemption provisions, such as mandatory redemption upon occurrence of certain events or redemption for changes in tax law]

       [Restriction on refunding]

       Sinking Fund Provisions:

       [No sinking fund provisions]

       [The Designated Securities are entitled to the benefit of a sinking fund
       to retire [$      ] principal amount of Designated Securities on
                  in each of the years through             at 100% of their
       principal amount plus accrued interest[, together with [cumulative] [noncumulative] redemptions at the option of the Company to retire an
       additional [$        ] principal amount of Designated Securities in the
       years             through             at 100% of their principal amount
       plus accrued interest.]

[If Designated Securities are extendable debt securities, insert--

Extendable provisions:

       Designated Securities are repayable on       ,           [insert date and
       years], at the option of the holder, at their principal amount with
       accrued interest. The initial annual interest rate will be    %, and
       thereafter the annual interest rate will be adjusted on                ,
       and to a rate not less than     % of the effective annual interest rate
       on U.S. Treasury obligations with       -year maturities as of the
       [insert date 15 days prior to maturity date] prior to such [insert maturity date].]

[If Designated Securities are floating rate debt securities, insert--

Floating rate provisions:

       Initial annual interest rate will be    % through [and thereafter will be
       adjusted [monthly] [on each              ,            , and ] [to an
       annual rate of    % above the average rate for       -year [month]
       [securities][certificates of deposit] issued by and [insert names of banks].] [and the annual interest rate [thereafter] [from through] will be the interest yield equivalent of the weekly average per
       annum market discount rate for        -month Treasury bills plus    % of
       Interest Differential (the excess, if any, of (i) the then current weekly
       average per annum secondary market yield for     -month certificates of
       deposit over (ii) the then current interest yield equivalent of the
       weekly average per annum market discount rate for       -month Treasury
       bills); [from and thereafter the rate will be the then current interest
       yield equivalent plus     % of Interest Differential].]

Defeasance provisions:

Closing location for delivery of Designated Securities: Names and addresses of

Representatives:

     Representatives:

     Address for Notices, etc.:

[Other Terms]:


[Listing of Designated Securities]:

     [New York Stock Exchange] [None.]


[Blackout Provisions:]

     [Describe any blackout provisions applicable to the Designated Securities.]

[Underwriter Provided Information:]

     [The only information provided by the Underwriters or Representatives is ________________.]

ANNEX II

         Pursuant to Section 7(d) and 7(e) of the Underwriting Agreement, the accountants shall furnish letters regarding the Company or EEX Corporation, as applicable, to the Underwriters to the effect that:

                  (i) They are independent certified public accountants with respect to such company and its subsidiaries within the meaning of the Act and the applicable published rules and regulations thereunder;

                  (ii) In their opinion, the financial statements and any supplementary financial information and schedules (and, if applicable, financial forecasts and/or pro forma financial information) examined by them and included or incorporated by reference in the Registration Statement or the Prospectus comply as to form in all material respects with the applicable accounting requirements of the Act or the Exchange Act, as applicable, and the related published rules and regulations thereunder; and, if applicable, they have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the consolidated interim financial statements, selected financial data, pro forma financial information, financial forecasts and/or condensed financial statements derived from audited financial statements of such company for the periods specified in such letter, as indicated in their reports thereon, copies of which have been [separately] furnished to the representative or representatives of the Underwriters (the "Representatives," such term to include an Underwriter or Underwriters who act without any firm being designated as its or their representatives) [and are attached thereto];

                  (iii) They have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus and/or included in such company's quarterly reports on Form 10-Q incorporated by reference into the Prospectus as indicated in their reports thereon, copies of which [have been separately furnished to the Representatives] [are attached thereto]; and on the basis of specified procedures including inquiries of officials of such company who have responsibility for financial and accounting matters regarding whether the unaudited condensed consolidated financial statements referred to in paragraph (vi)(A)(i) below comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations, nothing came to their attention that caused them to believe that the unaudited condensed consolidated financial statements do not comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations;

                  (iv) The unaudited selected financial information with respect to the consolidated results of operations and financial position of such company for the five most recent fiscal years included in the Prospectus and included or incorporated by reference in Item 6 of such company's Annual Report on Form 10-K for the most recent fiscal year agrees with the corresponding amounts (after restatement where applicable) in the audited consolidated financial statements for such five fiscal years which were included or incorporated by reference in such company's Annual Reports on Form 10-K for such fiscal years;

                  (v) They have compared the information in the Prospectus under selected captions with the disclosure requirements of Regulation S-K and on the basis of limited procedures specified in such letter nothing came to their attention as a result of the foregoing procedures that caused them to believe that this information does not conform in all material respects with the disclosure requirements of items 301, 302, 402 and 503(d), respectively, of Regulation S-K;

                  (vi) On the basis of limited procedures, not constituting an examination in accordance with generally accepted auditing standards, consisting of a reading of the unaudited financial statements and other information referred to below, a reading of the latest available interim financial statements of such company and its subsidiaries, inspection of the minute books of such company and its subsidiaries since the date of the latest audited financial statements included or incorporated by reference in the Prospectus, inquiries of officials of such company and its subsidiaries responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

                           (A) (i) the unaudited condensed consolidated
                  statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus and/or included or incorporated by reference in such company's Quarterly Reports on Form 10-Q incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Exchange Act and the related published rules and regulations, or (ii) any material modifications should be made to the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus or included in such company's Quarterly Reports on Form 10-Q incorporated by reference in the Prospectus, for them to be in conformity with generally accepted accounting principles;

                           (B) any other unaudited income statement data and
                  balance sheet items included in the Prospectus do not agree with the corresponding items in the unaudited consolidated financial statements from which such data and items were derived, and any such unaudited data and items were not determined on a basis substantially consistent with the basis for the corresponding amounts in the audited consolidated financial statements included or incorporated by reference in such company's Annual Report on Form 10-K for the most recent fiscal year;

                           (C) the unaudited financial statements which were not
                  included in the Prospectus but from which were derived the unaudited condensed financial statements referred to in clause
                  (A) and any unaudited income statement data and balance sheet items included in the Prospectus and referred to in clause (B) were not determined on a basis substantially consistent with the basis for the audited financial statements included or incorporated by reference in such company's Annual Report on Form 10-K for the most recent fiscal year;

                           (D) any unaudited pro forma consolidated condensed
                  financial statements included or incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the published rules and regulations thereunder or the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements;

                           (E) as of a specified date not more than five days
                  prior to the date of such letter, there have been any changes in the consolidated capital stock (other than issuances of capital stock upon exercise of options and stock appreciation rights, upon earn-outs of performance shares and upon conversions of convertible securities, in each case which were outstanding on the date of the latest balance sheet included or incorporated by reference in the Prospectus) or any increase in the consolidated long-term debt of such company and its subsidiaries, or any decreases in consolidated net current assets or stockholders' equity or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with amounts shown in the latest balance sheet included or incorporated by reference in the Prospectus, except in each case for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

                           (F) for the period from the date of the latest
                  financial statements included or incorporated by reference in the Prospectus to the specified date referred to in clause (E) there were any decreases in consolidated net revenues or income from operations or the total or per share amounts of consolidated net income or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with the comparable period of the preceding year and with any other period of corresponding length specified by the Representatives, except in each case for increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

                  (vii) In addition to the examination referred to in their report(s) included or incorporated by reference in the Prospectus and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraphs (iii) and (vi) above, they have carried out certain specified procedures, not constituting an examination in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Representatives which are derived from the general accounting records of such company and its subsidiaries, which appear in the Prospectus (excluding documents incorporated by reference), or in

         Part II of, or in exhibits and schedules to, the Registration Statement specified by the Representatives or in documents incorporated by reference in the Prospectus specified by the Representatives, and have compared certain of such amounts, percentages and financial information with the accounting records of such company and its subsidiaries and have found them to be in agreement.

         All references in this Annex II to the Prospectus shall be deemed to refer to the Prospectus (including the documents incorporated by reference therein) as defined in the Underwriting Agreement as of the date of the letter delivered on the date of the Pricing Agreement for purposes of such letter and to the Prospectus as amended or supplemented (including the documents incorporated by reference therein) in relation to the applicable Designated Securities for purposes of the letter delivered at the Time of Delivery for such Designated Securities.





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